                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-95933, 333-95279, and 333-87553) of Critical
Path, Inc. of our report dated March 17, 2000 relating to the consolidated financial statements, which appears in this Annual Report on Form 10-K.


/s/ PRICEWATERHOUSECOOPERS LLP

San Francisco, California
March 17, 2000